UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 24, 2009

                           SouthWest Water Company(SM)
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       0-8176                     95-1840947
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA                                                       90017-3782
(Address of principal executive offices)                              (Zip Code)

                                 (213) 929-1800
              (Registrant's telephone number, including area code)

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         (Former name, former address and former fiscal year, if changed since last report date)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 425 under the Securities Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

In November 2008, SouthWest Water Company (the "Company") announced that certain previously issued financial statements should no longer be relied upon and that those financial statements would be restated. Concurrent with that announcement, the Company suspended offers and sales of securities under its Employee Stock Purchase Plan (the "ESPP"). With the recent filing of the Company's report on Form 10-Q for the quarter ended June 30, 2009, the Company has now filed all reports required by Section 13 of the Securities Exchange Act of 1934 during the preceding 12 months, and the Company is planning on reopening the ESPP. The purpose of this Form 8-K filing is to revise the "Consent of Independent Registered Public Accounting Firm" filed as Exhibit 23.1 in the Company's 2008 Form 10-K to include the previously filed S-8 Registration Statement relating to the ESPP among the registration statements into which the auditors report is incorporated.




                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
                                       SOUTHWEST WATER COMPANY
                                       (Registrant)

                                       By:    /s/ William K. Dix
                                              --------------------------------
                                              William K. Dix
                                              General Counsel and Corporate
                                              Secretary

Date: November 24, 2009